FINANCIAL INSTRUMENTS AND CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2017
Statement [Line Items]
FINANCIAL INSTRUMENTS AND CAPITAL MANAGEMENT [Text Block]

NOTE 20 – FINANCIAL INSTRUMENTS AND CAPITAL MANAGEMENT

The Company operates in the United States, giving rise to exposure to market risks from changes in foreign currency rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.

The Company also has exposure to a number of risks from its use of financial instruments including: credit risk, liquidity risk, and market risk. This note presents information about the Company’s exposure to each of these risks and the Company’s objectives, policies and processes for measuring and managing risk, and the Company’s management of capital.

(a)	Credit Risk

Credit risk arises from credit exposure to receivables due from joint operating partners and marketers included in accounts receivable. The maximum exposure to credit risk is equal to the carrying value of the financial assets.

The Company is exposed to third party credit risk through its contractual arrangements with its current or future joint operating partners, marketers of its petroleum and natural gas production and other parties. In the event such entities fail to meet their contractual obligations to the Company, such failures may have a material adverse effect on the Company’s business, financial condition, and results of operations.

The objective of managing the third party credit risk is to minimize losses in financial assets. The Company assesses the credit quality of the partners, taking into account their financial position, past experience, and other factors. The Company mitigates the risk of non-collection of certain amounts by obtaining the joint operating partners’ share of capital expenditures in advance of a project and by monitoring accounts receivable on a regular basis. As at December 31, 2017 and 2016, no accounts receivable has been deemed uncollectible or written off during the year.

As at December 31, 2017, the Company’s receivables consist of $196,000 (2016 - $244,000) from joint operating partners, $121,000 (2016 - $276,000) from oil and natural gas marketers and $71,000 (2016 - $152,000) from other trade receivables. The Company considers all amounts outstanding for more than 90 days as past due. Currently, there is no indication that amounts are non-collectable; thus a provision for doubtful accounts has not been set up. As at December 31, 2017, $Nil (2016 - $Nil) of accounts receivable are past due.

(b)	Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they are due. The nature of the oil and gas industry is capital intensive and the Company maintains and monitors a certain level of cash flow to finance operating and capital expenditures.

The Company’s ongoing liquidity and cash flow are impacted by various events and conditions. These events and conditions include but are not limited to commodity price fluctuations, general credit and market conditions, operation and regulatory factors, such as government permits, the availability of drilling and other equipment, lands and pipeline access, weather, and reservoir quality.

To mitigate the liquidity risk, the Company closely monitors its credit facility, production level and capital expenditures to ensure that it has adequate liquidity to satisfy its financial obligations.

(c)	Market Risk

Market risk is the risk that changes in market prices, such as foreign exchange rates, commodity prices, and interest rates will affect the Company’s net earnings. The objective of market risk management is to manage and control market risk exposures within acceptable limits, while maximizing returns. The Company utilizes financial derivatives to manage certain market risks. All such transactions are conducted in accordance with the risk management policy that has been approved by the Board of Directors.

(i)	Foreign Currency Exchange Risk

Foreign currency exchange rate risk is the risk that the fair value of financial instruments or future cash flows will fluctuate as a result of changes in foreign exchange rates. Although substantially all of the Company’s oil and natural gas sales are denominated in Canadian dollars, the underlying market prices in Canada for oil and natural gas are impacted by changes in the exchange rate between the Canadian and United States dollars. Given that changes in exchange rate have an indirect influence, the impact of changing exchange rates cannot be accurately quantified. The Company had no forward exchange rate contracts in place as at or during the year ended December 31, 2017 and 2016.

The Company was exposed to the following foreign currency risk at December 31:

	2017	2016
Expressed in foreign currencies	CND$	CND$
Cash and cash equivalents	30	1
Accounts receivable	228	282
Accounts payable and accrued liabilities	(213)	(312)
Balance sheet exposure	45	(29)

The following foreign exchange rates applied for the year ended and as at December 31:

	2017	2016
December 31, reporting date rate	1.2545	1.3427
YTD average USD to CAD	1.2986	1.3253

The Company has performed a sensitivity analysis on its foreign currency denominated financial instruments. Based on the Company’s foreign currency exposure noted above and assuming that all other variables remain constant, a 10% appreciation of the US dollar against the Canadian dollar would result in the decrease of net loss of $5,000 at December 31, 2017 (2016 – increase of net loss of $3,000). For a 10% depreciation of the above foreign currencies against the Canadian dollar, assuming all other variables remain constant, there would be an equal and opposite impact on net loss.

(ii)	Interest Rate Risk

Interest rate risk is the risk that future cash flows will fluctuate as a result of changes in market interest rates. At December 31, 2017, the Company was exposed to interest rate fluctuations on the loans from related parties which bore a floating rate of interest. Assuming all other variables remain constant, an increase or decrease of 1% in market interest rate at December 31, 2017 would have increased or decreased net loss by $65,000. The Company had no interest rate swap contracts in place at or during the year ended December 31, 2017 and 2016.

(iii)	Commodity Price Risk

Revenues and consequently cash flows fluctuate with commodity prices and the US/Canadian dollar exchange rate. Commodity prices are determined on a global basis and circumstances that occur in various parts of the world are outside of the control of the Company. The Company may protect itself from fluctuations in prices by using the financial derivative sales contracts. The Company may enter into commodity price contracts to manage the risks associated with price volatility and thereby protect its cash flows used to fund its capital program. Assuming all other variables remain constant, an increase or decrease of oil price of $1 per bbl and gas price of $0.01 per mcf at December 31, 2017 would have decreased or increased net loss by $34,000. The Company had no commodity contracts in place at December 31, 2017.

(d)	Capital Management Strategy

The Company’s policy on capital management is to maintain a prudent capital structure so as to maintain financial flexibility, preserve access to capital markets, maintain investor, creditor and market confidence, and to allow the Company to fund future developments. The Company considers its capital structure to include share capital, cash and cash equivalents, and working capital. In order to maintain or adjust capital structure, the Company may from time to time issue shares or enter into debt agreements and adjust its capital spending to manage current and projected operating cash flows and debt levels.

The Company’s share capital is not subject to any external restrictions. The Company has not paid or declared any dividends, nor are any contemplated in the foreseeable future. There have been no changes to the Company’s capital management strategy during the year ended December 31, 2017.